GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A Shares, Class B Shares, Class C Shares,
Service Shares and Institutional Shares (as applicable) of the

Goldman Sachs Emerging Markets Equity Fund
Goldman Sachs Asia Equity Fund
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)
(collectively, the “Funds”)

Supplement dated April 16, 2009 to the
Prospectuses dated February 27, 2009 (the “Prospectuses”)

The following replaces the “Fund Managers” section in its entirety in the “Service Providers — Fund Managers” section of each of the Prospectuses for the Class A, Class B, Class C and Institutional Shares of the Funds:

Fund Managers
Fundamental Emerging Markets Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, Seoul, Shanghai, Singapore and Tokyo.
■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.
■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Maria Gordon, CFA Managing Director, Head of Global Emerging Markets Equity	Portfolio Manager— Emerging Markets Equity BRIC	Since 2001 2006	Ms. Gordon joined the investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equity in March 2003

Richard Flax, CFA Executive Director Global Emerging Markets Equity	Portfolio Manager— BRIC Emerging Markets Equity	Since 2006 2001	Mr. Flax is a portfolio manager on the Global Emerging Markets Equity team. He joined the Investment Adviser’s Global Emerging Markets Equity team in 2001. Prior to that he worked at Fleming Investment Management as an emerging market debt analyst.

Patrick Shum Managing Director, Head of Greater China Equity	Portfolio Manager— Asia Equity Emerging Markets Equity BRIC	Since 2008 2008 2008	Mr. Shum serves as head of Greater China Equity, Mr. Shum joined the Investment Adviser in July 2007 from INVESCO Hong Kong where he was Chief Investment Officer of Asia ex Japan portfolios. Also in 2007, Mr. Shum served in the Central Policy Unit of the Hong Kong Government. Prior to that Mr. Shum served as the Deputy General Manager and Chief Investment Officer of INVESCO Great Wall Fund Management Limited. Before joining INVESCO Mr. Shum was the Co-founder and Chief Investment Officer of Asia Strategic Investment Management.

Eileen Rominger serves as Global Chief Investment Officer of GSAM’s portfolio management businesses. Each regional portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

The following replaces the “Fund Managers” section in its entirety in the “Service Providers — Fund Managers” section of the Prospectus for the Service Shares of the Goldman Sachs Emerging Markets Equity Fund:

Fund Managers
Fundamental Emerging Markets Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, Seoul, Shanghai, Singapore and Tokyo.

■	We believe our on-the-ground research presence in seven key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.
■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Maria Gordon, CFA Managing Director, Head of Global Emerging Markets Equity	Portfolio Manager— Emerging Markets Equity	Since 2001	Ms. Gordon joined the investment Adviser as a research analyst for the emerging markets equities team in September 1998. She was named portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equity in March 2003

Richard Flax, CFA Executive Director Global Emerging Markets Equity	Portfolio Manager— Emerging Markets Equity	Since 2001	Mr. Flax is a portfolio manager on the Global Emerging Markets Equity team. He joined the Investment Adviser’s Global Emerging Markets Equity team in 2001. Prior to that he worked at Fleming Investment Management as an emerging market debt analyst.

Patrick Shum Managing Director, Head of Greater China Equity	Portfolio Manager-- Emerging Markets Equity	Since 2008	Mr. Shum serves as Head of Greater China Equity. Mr. Shum joined the Investment Adviser in July 2007 from INVESCO Hong Kong where he was Chief Investment Officer of Asia ex Japan portfolios. Also in 2007, Mr. Shum served in the Central Policy Unit of the Hong Kong Government. Prior to that Mr. Shum served as the Deputy General Manager and Chief Investment Officer of INVESCO Great Wall Fund Management Limited. Before joining INVESCO Mr. Shum was the Co-founder and Chief Investment Officer of Asia Strategic Investment Management.

Eileen Rominger serves as Global Chief Investment Officer of GSAM’s portfolio management businesses. Each regional portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

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EMEPMSTK 04-09